Exhibit 10.3

Annex A

Form of Lock-Up Agreement

April 15, 2026

Investors party to the Securities Purchase Agreement dated April 15, 2026 of

TJGC Group Limited, a British Virgin Islands business company

and

Eddid Securities USA Inc.

40 Wall Street, Suite 1606

New York, New York 10005

Ladies and Gentlemen:

The undersigned understands that Eddid Securities USA Inc., the placement agent, has entered into a Placement Agency Agreement dated April 15, 2026 (the “Placement Agency Agreement”) with TJGC Group Limited, a British Virgin Islands business company (the “Company”), in connection to a registered direct offering (the “Offering”) of the Company’s new ordinary shares of no par value (the “Shares”) with certain investors who are parties to a Securities Purchase Agreement dated April 15, 2026 with the Company (“Purchase Agreement”). Capitalized terms not defined herein shall have the meanings assigned in the Purchase Agreement.

To induce the Investors to subscribe for the Shares and the Placement Agent in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of the Placement Agent , the undersigned will not, during the period commencing on the date hereof and thirty (30) days from the closing of the Offering (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Lock-Up Securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to Ordinary Shares or other securities acquired in open market transactions after the completion of the Offering, or (b) transfers of the Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); provided that in the case of any transfer or distribution pursuant to clause (b), each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this lock-up agreement; (c) transfers of Lock-Up Securities to a charity or educational institution; (d) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to such corporation, partnership, limited liability company or other business entity; (e) if the undersigned is a trust, to a trustee or beneficiary of the trust; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c) or (d), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Investors and Placement Agent a lock-up agreement substantially in the form of this lock-up agreement, (iii) no filing under Section 13 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other filing or public announcement shall be required or shall be voluntarily made, (f) the receipt by the undersigned from the Company of ordinary shares upon the vesting of restricted share awards or share units or upon the exercise of options to purchase the Company’s ordinary shares issued under an equity incentive plan of the Company or an employment arrangement described in the Registration Statement and Prospectus (the “Plan Shares”) or the transfer of ordinary shares or any securities convertible into ordinary shares to the Company upon a vesting event of the Company’s securities or upon the exercise of options to purchase the Company’s securities, in each case on a “cashless” or “net exercise” basis or to cover tax obligations of the undersigned in connection with such vesting or exercise, but only to the extent such right expires during the Lock-up Period, provided that no filing under Section 13 of the Exchange Act or other public announcement shall be required or shall be voluntarily made within 90 days after the date of the Placement Agency Agreement, and after such 90th day, if the undersigned is required to file a report under Section 13 or Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of ordinary shares during the Lock-Up Period, the undersigned shall include a statement in such schedule or report to the effect that the purpose of such transfer was to cover tax withholding obligations of the undersigned in connection with such vesting or exercise and, provided, further, that the Plan Shares shall be subject to the terms of this lock-up agreement; (g) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Lock-Up Securities, provided that (i) such plan does not provide for the transfer of Lock-Up Securities during the Lock-Up Period and (ii) no public announcement or filing under the Exchange Act will be voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan; and (h) the transfer of Lock-Up Securities that occurs by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, provided that the transferee agrees to sign and deliver a lock-up agreement substantially in the form of this lock-up agreement for the balance of the Lock-Up Period, and provided further, that any filing under Section 13 of the Exchange Act that is required to be made during the Lock-Up Period as a result of such transfer shall include a statement that such transfer has occurred by operation of law (collectively, “Permitted Transfers”). In addition, the undersigned agrees that, without the prior written consent of the Placement Agent and at least 50.1% of the Investors by subscription amount, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Ordinary Shares or any security convertible into or exercisable or exchangeable for Ordinary Shares. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of the undersigned’s Lock-Up Securities except in compliance with the foregoing restrictions.

No provision in this lock-up agreement shall be deemed to restrict or prohibit (i) the adoption of an equity incentive plan and the grant of awards or equity pursuant to any equity incentive plan, and the filing of a registration statement on Form S-8; provided, however, that any sales by parties to this lock-up agreement shall be subject to this lock-up agreement, or (ii) the issuance of ordinary shares in connection with the exercise of outstanding warrants of the Company; provided that this lock-up agreement shall apply to any of the undersigned’s shares issued upon such exercise; provided, that none of such shares shall be saleable in the public market until the expiration of the 30-day period described above.

(i) The undersigned agrees that the foregoing restrictions shall be equally applicable to any securities that the undersigned may purchase in the Offering; and (ii) the Investors and Placement Agent agrees that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Investors and Placement Agent will notify the Company of the impending release or waiver. Any release or waiver granted by the Investors and Placement Agent hereunder to the undersigned shall only be effective two (2) business days after the release or waiver. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration or in connection with any other Permitted Transfer and (b) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

The undersigned understands that the Company and the Investors and Placement Agent are relying upon this lock- up agreement in proceeding toward consummation of the Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representative, successors and assigns.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Placement Agency Agreement, the terms of which are subject to negotiation between the Company and the Investors. The undersigned acknowledges that no assurances are given by the Company, the Placement Agent or the Investors that any Offering will be consummated. This lock-up agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

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NAME OF LOCK-UP PARTY

By:
Name:
Title:

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